UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______

FORM N-CSRS
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II
(Exact name of registrant as specified in charter)
________

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
(Address of principal executive offices) (Zip code)

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2019

Date of reporting period: January 31, 2019

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors Inner Circle Fund II

Reaves Utilities and Energy Infrastructure Fund

Semi-Annual Report		January 31, 2019

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019

TABLE OF CONTENTS

Shareholders’ Letter	1
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Disclosure of Fund Expenses	22
Approval of Investment Advisory Agreement	24

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relat-ing to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder:
In the six months ended January 31, 2019, the Reaves Utilities and Energy Infrastructure Fund generated net-of-fee returns of -0.78%. While this may seem like a bit of a disaster, we performed quite well versus the S&P 500 Index, which was down 3.00% for the period, and our competitor funds in the infrastructure category. As you may remember, we invest primarily in three infrastructure sectors: utilities, communications and energy. While this strategy has been a powerful driver of long-term low-volatility returns through our history, the road is anything but linear and some periods we experience one or more of our sectors being out of favor. That was certainly the case with energy in the period, which we discuss in more detail below.
Portfolio Review and Outlook
While our discussion tends to focus on higher-level industry trends, we select investments on a bottom-up basis via a rigorous and independent research process.  Our biggest investments tend to be in companies that have stable and growing cash flows, and pay dividends, with the prospect for dividend growth. The following review includes sector performance estimates on a consolidated basis, gross of fees.
Electric, Gas and Water Utilities
The utilities portion of the portfolio contributed about 2.0% to the total return  of the Fund in the period. The segment’s total return of 5.22% slightly underperformed the S&P 500 Utilities Sector Index  return of about 5.37%. The greatest contributions came from our investments in Eversource Energy and Nextera Energy. Of note, we had no exposure to utilities affected by California wildfires, some of which saw their market values cut meaningfully.
The period was volatile, but utilities did a great job in providing much-needed safe haven for investors. While the S&P 500 Index suffered turbulence resulting in a 3.0% loss for the period, utilities saw their values increase. Despite the better relative performance, valuations for the sector still look reasonable, and companies’ earnings should benefit from several mega-trends driving earnings growth. In particular, regulation remains very favorable. State commissions want local investments to be made and continue supporting rules that incent those investments. As a result, EPS growth for the average utility will likely remains in the 4-6% range. Payout ratios are reasonable and dividend growth should remain healthy.
The prospect of interest rates being a headwind has also lessened. As we saw in late 2017 and through much of 2018, utilities can experience price declines at the beginning of a rate increase cycle, but subsequently perform well as a function of their steady dividend and earnings growth rates. Since we see no reason for interest

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

rates to rise materially from here and no slowdown in earnings growth, we remain optimistic on the outlook.
Communications
Our communications investments, broadly defined to include cable, tower and data center companies, generated about a 1.6% contribution for the Fund in the period. Each of our communications sub-sectors provided positive returns, bolstered in particular by strength in cable and wireless towers.
Towers have extraordinarily high barriers to entry and significant ongoing demand from wireless carriers.  Today, a particularly large swath of spectrum sits idle, waiting to be deployed on towers. These dynamics provide us with great comfort in our long-term investments despite the potential for near-term headwinds from the proposed Sprint and T-Mobile merger. A merger of the two companies could conceivably slow capital spending on network growth and improvement for a period.
The portfolio’s cable investments outperformed the market in the period. Cable’s core product, broadband, is non-discretionary, has increasingly high utility and maintains a significant technology advantage over competitors in most of its markets. Near term, we think there is reason to believe that new competition for cable broadband is slowing, not growing. Thus, while tax loss selling hurt the sector at the end of the year, we believe cable metrics and financials are supportive of more defensive investment behavior moving forward.
Our data center investments experienced some weakness during the period, some of which was recovered in January. As real estate providers to the cloud, data centers are principal beneficiaries of the massive shift to outsourced IT services. Our expectation is that multi-year growth rates for data centers will continue to outpace those of other communications infrastructure providers.
Energy & Logistics
In the energy, industrials and transport space we saw poor performance, largely mirroring a sharp decline in the price of oil. The price of WTI  started the fourth quarter at just under $75 per barrel and ended it at about $45 per barrel, for about a 38% drop. Of the total portfolio decline of -0.78%, energy accounted for most of it. Unsurprisingly, the worst decliners were companies with a higher sensitivity to the price of oil. The IRR  of our average energy holding was about -15%, marginally outperforming the S&P 500 Energy Index. This was partially offset by better performance from our investments in rail and airlines, which can benefit from lower energy prices.
Going forward, the inventory imbalance in global crude oil will have to clear before things get better. High production growth from the U.S. has elevated global storage despite relatively strong global demand. OPEC announced production cuts in the

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

fourth quarter that came into effect in January, which has provided some price relief. Meanwhile, domestic demand remains strong, global economic headwinds notwithstanding. These factors should help begin the rebalancing process in oil and provide sounder fundamental footing in the balance of 2019.
In the meantime, valuations and dividend yields look attractive. During the 2014-2016 downcycle, many companies reduced debt and complexity while adopting policies prioritizing return of capital to shareholders over growth. The industry is now in a much better position to maintain and grow dividends.
Over the very long term, crude oil as a percentage of overall energy demand is likely to drop as consumers increasingly adopt transportation powered by alternative engine types, like battery electric or hybrid powertrains. Thus, investors should not be surprised to see our investments change accordingly over time into energy and industrial subsectors that benefit from this shift.
We remain committed to providing you with a portfolio of well-researched, high-quality companies in vital industries that have the ability to grow earnings and dividends while providing substantial defensive characteristics.
Sincerely,

Ronald J. Sorenson CEO & Chief Investment Officer	Tim Porter Portfolio Manager

Performance data represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance current to the most recent month-end and after tax returns, please call 1.866.342.7058.

The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. This information should not be relied upon by the reader as research or investment advice regarding the Fund or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective. Investments in securities of MLPs involve risk that

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer. A company may reduce or eliminate its dividend, causing losses to the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

Definition of the Comparative Indices
i.
The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  The typical Reaves portfolio includes a significant percentage of assets that are also found in the S&P 500.  However, Reaves’ portfolios are far less diversified, resulting in higher sector concentrations than found in the broad-based S&P 500 Index.

ii.	Total return reflects the actual rate of return of an investment over a given evaluation period.

iii.
The S&P 500 Utilities Index is a capitalization-weighted index containing those electric and gas utility stocks (including multi-utilities and independent power producers) in the S&P 500 Index considered to be members of the utilities sector.

iv.	EPS growth (earnings per share growth) illustrates the growth of earnings per share over time. EPS growth rates help investors identify stocks that are increasing or decreasing in profitability.

v.
West Texas Intermediate (WTI), also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil pricing. This grade is described as Medium crude oil because of its relatively low density, and sweet because of its low sulfur content.

vi.	IRR is the internal rate of return and it Is used to estimate the profitability of investments.

vii.	The S&P 500 Energy Index comprises those companies included in the S&P 500 Index that are classified as members of the energy sector.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

SECTOR WEIGHTINGS†:

† Percentages are based on total investments. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.2%
	Shares	Value
COMMUNICATION SERVICES — 15.6%
Alphabet, Cl A *	1,400	$1,576,246
Altice USA, Cl A *	82,300	1,616,372
Charter Communications, Cl A *	5,100	1,688,355
T-Mobile US *	22,300	1,552,526
		6,433,499

ELECTRIC UTILITIES — 11.2%
Eversource Energy	23,240	1,613,088
NextEra Energy	10,900	1,950,882
NextEra Energy LP	26,300	1,056,208
		4,620,178

ENERGY — 22.4%
Chevron	10,200	1,169,430
EOG Resources	13,600	1,349,120
Marathon Petroleum	21,600	1,431,216
ONEOK	22,600	1,451,146
Pioneer Natural Resources	8,000	1,138,560
Targa Resources	25,800	1,109,658
TransCanada	37,700	1,603,004
		9,252,134

GAS — 6.8%
Atmos Energy	16,600	1,620,658
South Jersey Industries	40,600	1,209,068
		2,829,726

INDUSTRIALS — 12.5%
Atlantia	45,300	1,070,189
Canadian National Railway	19,000	1,586,880
Delta Air Lines	31,100	1,537,273

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued
Kansas City Southern	9,300	$983,475
		5,177,817

MULTI-UTILITIES — 10.6%
DTE Energy	13,650	1,607,288
NiSource	57,700	1,574,056
Sempra Energy	10,400	1,216,592
		4,397,936

REAL ESTATE — 15.2%
CoreSite Realty REIT	13,200	1,304,028
Crown Castle International REIT	14,300	1,673,958
Equinix REIT	4,200	1,654,800
SBA Communications, Cl A REIT *	9,100	1,661,023
		6,293,809

WATER UTILITIES — 3.9%
American Water Works	16,900	1,616,823

TOTAL COMMON STOCK
(Cost $34,985,812)		40,621,922

SHORT-TERM INVESTMENT (A) — 1.8%

SEI Daily Income Trust Treasury II Fund, Cl F, 2.230%
(Cost $732,999)	732,999	732,999

TOTAL INVESTMENTS— 100.0%
(Cost $35,718,811)		$41,354,921

Percentages are based on Net Assets of $41,343,775.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2019.

Cl — Class
LP — Limited Partnership
REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

As of January 31, 2019, all of the investments of the Fund were classified as Level 1, in accordance with the authoritative guidance on  fair value measurements and disclosure under U.S. GAAP.
For the period ended January 31, 2019, there have been no transfers between Level 1 and Level 2 and Level 3 securities. For the period ended January 31, 2019, there were no Level 3 securities.
For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $35,718,811)	$41,354,921
Foreign Currency at Value (Cost $850)	842
Cash	13,773
Dividends Receivable	44,119
Receivable for Capital Shares Sold	7,981
Prepaid Expenses	15,555
Total Assets	41,437,191
Liabilities:
Payable due to Adviser	16,251
Audit Fees Payable	11,451
Payable due to Administrator	10,617
Payable due to Trustees	4,855
Chief Compliance Officer Fees Payable	2,030
Printing Fees Payable	13,233
Legal Fees Payable	12,830
Other Accrued Expenses	22,149
Total Liabilities	93,416
Net Assets	$41,343,775

Net Assets Consist of:
Paid-in-Capital	$34,781,416
Total distributable earnings	6,562,359
Net Assets	$41,343,775

Net Asset Value, Offering and Redemption Price Per Share
(unlimited authorization – no par value)
Institutional Class Shares ($41,343,775 ÷ 4,416,129)	$9.36

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND FOR THE SIX MONTHS ENDED JANUARY 31, 2019 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$529,635
Less: Foreign Taxes Withheld	(9,084)
Total Investment Income	520,551

Expenses:
Investment Advisory Fees	162,458
Administration Fees	63,014
Transfer Agent Fees	31,415
Professional Fees	30,503
Registration Fees	10,059
Printing Fees	9,866
Trustees' Fees	8,349
Custodian Fees	3,324
Chief Compliance Officer Fees	2,892
Insurance and Other Expenses	8,638
Total Expenses	330,518
Less: Investment Advisory Fees Waived	(48,739)
Less: Fees Paid Indirectly(1)	(179)
Net Expenses	281,600
Net Investment Income	238,951
Net Realized Gain on Investments	2,568,464
Net Realized Loss on Foreign Currency Transactions	(1,385)
Net Change in Unrealized Depreciation on Investments	(3,355,942)
Net Change in Unrealized Depreciation on Foreign Currency Transactions	(2,273)
Net Realized and Unrealized Loss on Investments	(791,136)
Net Decrease in Net Assets Resulting from Operations	$(552,185)

(1)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018
Operations:
Net Investment Income	$238,951	$495,670
Net Realized Gain on Investments and Foreign Currency Transactions	2,567,079	1,892,882
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions	(3,358,215)	(549,294)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(552,185)	1,839,258

Distributions: (1)	(3,458,718)	(2,981,498)
Capital Share Transactions(2)
Issued	329,542	3,912,411
Reinvestment of Distributions	3,038,117	2,636,228
Redeemed	(4,964,135)	(6,459,131)
Net Increase/(Decrease) From Capital Share Transactions	(1,596,476)	89,508
Total Decrease in Net Assets	(5,607,379)	(1,052,732)
Net Assets:
Beginning of Period	46,951,154	48,003,886
End of Period (3)	$41,343,775	$46,951,154

(1)	Current presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 11).
(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)	Includes undistributed net investment income of $-, as of July 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income November 5, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Years or Period

	Institutional Class Shares
	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Net Asset Value, Beginning of Period	$10.34	$10.59	$11.79	$10.21	$11.42	$10.28
Income from Operations:
Net Investment Income(1)	0.06	0.11	0.12	0.10	0.12	0.15
Net Realized and Unrealized Gain/(Loss) on Investments	(0.20)	0.32	0.60	1.71	(0.44)	1.43
Total from Operations	(0.14)	0.43	0.72	1.81	(0.32)	1.58
Dividends and Distributions from:
Net Investment Income	(0.08)	(0.13)	(0.26)	(0.15)	(0.14)	(0.21)
Net Realized Gains	(0.76)	(0.55)	(1.66)	(0.08)	(0.75)	(0.23)
Total Dividends and Distributions	(0.84)	(0.68)	(1.92)	(0.23)	(0.89)	(0.44)
Net Asset Value, End of Period	$9.36	$10.34	$10.59	$11.79	$10.21	$11.42
Total Return †	(0.78)%	4.24%	7.51%	18.14%	(3.05)%	15.89%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$41,344	$46,951	$48,004	$50,927	$54,031	$65,732
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/ excluding fees paid indirectly)	1.30%*	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.53%*	1.47%	1.48%	1.51%	1.31%	1.31%
Ratio of Net Investment Income to Average Net Assets	1.10%*	1.07%	1.16%	0.96%	1.11%	1.45%
Portfolio Turnover Rate	23%**	66%	45%	84%	62%	85%

(1)	Per share data calculated using average shares method.
†
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

*	Annualized
**	Not Annualized

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization:
The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty eight funds. The financial statements herein are those of the Reaves Utilities and Energy Infrastructure Fund (the “Fund”). The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.
2. Significant Accounting Policies:
The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

NASDAQ Official Closing Price will be used. All investment companies held in the Fund’s portfolio are valued at the published net asset value.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2019, there were no securities valued in accordance with the Fair Value Procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:
Level 1 — quoted prices in active markets for identical securities.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
During the six months ended January 31, 2019, there have been no changes to the Fund’s fair value methodologies, no Level 3 assets and liabilities, and there have been no transfers between Level 1 and Level 2 assets and liabilities. As of January 31, 2019, all the investments for the Fund were classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the six-month period  ended January 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six-month period  ended January 31, 2019, the Fund did not incur any interest or penalties relating to unrecognized tax benefits.
Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from estimated amounts.
Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”),

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.
Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/ or relative net assets.
Dividends and Distributions to Shareholders — The Fund seeks to declare quarterly dividends at fixed rates approved by the Board. To the extent that the amount of the Fund’s net investment income and short-term capital gains is less than the approved fixed rate, some of its dividends may be paid from net capital gains or as a return of shareholder capital. To the extent the amount of the Fund’s net investment income and short-term capital gains exceeds the approved fixed rate, the Fund may pay additional dividends. An additional distribution of net capital gains realized by the Fund, if any, may be made annually; provided, however, that no more than one distribution of net capital gains shall be made with respect to any one taxable year of the Fund (other than a permitted, supplemental distribution which does not exceed 10% of the aggregate amount distributed for such taxable year).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

3. Transactions with Affiliates:
Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.
The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.
4. Administration, Distribution, Transfer Agent and Custodian Agreements
The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee (subject to certain minimums), which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six-month period ended January 31, 2019, the Fund was charged $63,014 for these services.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the six-month period ended January 31, 2019, the Fund earned credits of $179, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.
U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
5. Investment Advisory Agreement:
Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% of the Institutional Class Share average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived. As of January 31, 2019, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $105,232, expiring in 2020, $71,582 expiring in 2021, and $88,833, expiring in 2022. During the six-month period  ended January 31, 2019, there was no recoupment of previously waived and reimbursed fees.
6. Share Transactions:
i
	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018
Share Transactions:
Institutional Class Shares
Issued	32,963	385,223
Reinvestment of Distributions	346,084	259,575
Redeemed	(502,760)	(639,865)
Net Increase/(Decrease) in Shares Outstanding	(123,713)	4,933

7. Investment Transactions:
The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the six-month period  ended January 31, 2019 were $9,759,182 and $13,598,603, respectively. There were no purchases or sales of long-term U.S. Government securities.
8. Federal Tax Information:
The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2018 and 2017 was as follows:

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	Ordinary Income	Long-Term Capital Gain	Total
2018	$493,434	$2,488,064	$2,981,498
2017	1,848,797	6,585,798	8,434,595

As of July 31, 2018, the components of Distributable Earnings on a tax basis were as follows:
Undistributed Long-Term Capital Gains	$1,615,942
Unrealized Appreciation	8,957,320
Total Distributable Earnings	$10,573,262

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at January 31, 2019 were as follows:
Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$35,718,811	$6,163,075	$(526,965)	$5,636,110

9. Concentration/Risks:
The Fund has adopted a policy to concentrate its investments (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.
Equity Risk – Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, interests in MLPs, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

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Foreign Security Risk – Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.
10. Other:
At January 31, 2019, 86% of the total Institutional Class Shares outstanding were held by one record shareholder. These shareholders are comprised of omnibus accounts that were held on behalf of various individual shareholders.
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.
11. Regulatory Matters:
On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to registered investment companies were mainly focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

July 31, 2018
Net Investment Income	$(571,908)
Net Realized Gains	(2,409,590)
Total Distributions	$(2,981,498)

12. New Accounting Pronouncements:
In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.
13. Subsequent Events:
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of January 31, 2019.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2018 to January 31, 2019).
The table on the following page illustrates your Fund’s costs in two ways.
● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar value expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES

Note: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 8/1/2018	Ending Account Value 1/31/2019	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$992.20	1.30%	$6.53
Hypothetical Fund Return
Institutional Class Shares	$1,000.00	$1,018.65	1.30%	$6.61

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.
A Board meeting was held on August 21, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.
Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.
Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

and met in executive sessions outside the presence of Fund management and the Adviser.
At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.
Nature, Extent and Quality of Services Provided by the Adviser
In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund.  The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.
The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.
Investment Performance of the Fund and the Adviser
The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2019 (Unaudited)

peer group of mutual funds, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future.  The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund.  Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.
Costs of Advisory Services, Profitability and Economies of Scale
In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.
The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses.  The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.  The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.
The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were

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passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.
Renewal of the Agreement
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

NOTES

Reaves Utilities and Energy Infrastructure Fund
P.O. Box 219009
Kansas City, MO 64121-9009
Investment Adviser:
W.H. Reaves & Co, Inc.
10 Exchange Place
18th Floor
Jersey City, NJ 07302
Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921
Independent Registered Public Accounting Firm:
Ernst & Young LLP
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

WHR-SA-001-1500

Item 2.  Code of Ethics.

Not applicable for semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.  Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.  Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)  Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 10, 2019*

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 10, 2019*

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: April 10, 2019*

*     Print the name and title of each signing officer under his or her signature.